SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2004

W Holding Company, Inc.
(Exact name of registrant as specified in its charter)

Puerto Rico	000-27377	66-0573197

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19 West McKinley Street, Mayaguez, Puerto Rico	00680

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(787) 834-8000

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This Form 8-K/A amends and supplements the Form 8-K of W Holding Company, Inc. (the “Company”) filed with the Securities and Exchange Commission on December 17, 2004.

Item 3.03. Material Modification to the Rights of Security Holders.

On December 17, 2004, the Company filed a Certificate of Corporate Resolution (the “Certificate”) with the Department of State of the Commonwealth of Puerto Rico creating a series of preferred stock entitled 6.70% Noncumulative Monthly Income Preferred Stock, 2004 Series H (Liquidation Preference $50.00) (the “Series H Preferred Stock”) in connection with the Company’s public offering of 2,675,500 shares of Series H Preferred Stock pursuant to the Company’s Registration Statements on Form S-3 (Registration Nos. 333-103905 and 333-121349). In addition, the Company has granted the underwriters a 30-day option to purchase up to an additional 401,300 shares of the Series H Preferred Stock to cover over-allotments.

The Series H Preferred Stock ranks senior to the Company’s common stock and on an equal basis to the Company’s outstanding Series A, B, C, D, E, F and G preferred stock for purposes of dividend rights and the distribution of assets upon liquidation. The Company may not issue preferred stock ranking senior to the Series H Preferred Stock without the approval of holders of at least two-thirds of the aggregate liquidation preference of the Series A, B, C, D, E, F, G and H preferred stock.

Upon liquidation or dissolution of the Company, holders of the Series H Preferred Stock will be entitled to receive $50 per share plus accrued dividends for the current month from any assets available for distribution. Holders of Series H Preferred Stock will be paid before any of the Company’s assets are distributed to holders of common stock or any stock ranking junior to the Series H Preferred Stock.

The complete powers, preferences, terms and other rights of the Series H Preferred Stock are contained in the Certificate, a copy of which is attached as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 17, 2004 and incorporated by reference herein.

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 17, 2004, the Company filed the Certificate with the Department of State of the Commonwealth of Puerto Rico creating the Series H Preferred Stock. The complete powers, preferences, terms and other rights of the Series H Preferred Stock are contained in the Certificate, a copy of which is attached as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 17, 2004 and incorporated by reference herein.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W HOLDING COMPANY, INC.

Date:	December 22, 2004	By:	/s/ Freddy Maldonado Freddy Maldonado Chief Financial Office and Vice President of Finance and Investment

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